EXHIBIT 99

REX BEAN FORM 4A (05-23-2001) (continued)
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Table II -- Derivative Securities Acquired, Disposed of, or Beneficially   Owned
               (e.g.,   puts,  calls, warrants, options, convertible securities)
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



                                                                                                        9.
                                                                                                        10.
                                                                                                        Number
                                                                                                        Owner-
                                                                                                        of
                                                                                                        ship
                 2.                                                                                     Deriv-   of
                 Conver-                 5.                                7.                           ative    Deriv-     11.
                 sion                    Number of                         Title and Amount             Secur-   ative      Nature
                 or                      Derivative     6.                 of Underlying     8.         ities    Secur-     of
                 Exer-                   Securities     Date               Securities        Price      Bene-    ity:       In-
                 cise   3.               Acquired (A)   Exercisable and    (Instr. 3 and 4)  of         ficially Direct     direct
                 Price  Trans-  4.       or Disposed    Expiration Date                      Deriv-     Owned    (D) or     Bene-
1.               of     action  Trans-   of (D)         (Month/Day/Year)             Amount  ative      at End   In-        ficial
Title of         Deriv- Date    action   (Instr. 3,                                  or      Secur-     of       direct     Owner
Derivative       ative  (Month/ Code     4 and 5)       Date     Expira-             Number  ity        Year     (I)        -ship
Security         Secur- Day/    (Instr                  Exer-    tion                of      (Instr.   (Instr.   (Instr.    (Instr.
(Instr. 3)       ity    Year)   8)       (A)   (D)      cisable  Date      Title     Shares  5)         4)       4)         4)
====================================================================================================================================
Non-qualified   $4.80  05/21/03 M             11,719    05/27/98 05/27/03  Common    11,719             0        D
Stock Option                                                               Stock
(right to buy)
------------------------------------------------------------------------------------------------------------------------------------
Non-qualified   $3.76  N/A                              05/26/99 05/26/04  Common                       11,719   D
Stock Option                                                               Stock
(right to buy)
------------------------------------------------------------------------------------------------------------------------------------
Non-qualified   $2.88  N/A                              05/24/00 05/24/05  Common                       11,719   D
Stock Option                                                               Stock
(right to buy)
------------------------------------------------------------------------------------------------------------------------------------
Non-qualified  $5.0624 N/A                              05/23/01 05/23/11  Common                       15,625   D
Stock Option                                                               Stock
(right to buy)
------------------------------------------------------------------------------------------------------------------------------------
Non-qualified  $16.99  N/A                              05/23/02 05/23/12  Common                       10,000   D
Stock Option                                                               Stock
(right to buy)
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